Exhibit 99.1

Worthington Enterprises Completes Separation of Worthington Steel

12/01/2023

COLUMBUS, Ohio, Dec. 01, 2023 (GLOBE NEWSWIRE) — Worthington Enterprises, Inc. (NYSE: WOR) formerly Worthington Industries, Inc., a leading industrial manufacturing company, today completed the previously announced separation of its Steel Processing business, Worthington Steel, Inc., into a standalone, publicly traded company. Worthington Steel common stock begins “regular-way” trading on the New York Stock Exchange (NYSE) today under the ticker symbol “WS”. Worthington Enterprises common stock continues trading on the NYSE under the ticker symbol “WOR”.

Andy Rose, president and chief executive officer, Worthington Enterprises, said, “Today is a major milestone in Worthington’s history. As separate companies, both Worthington Enterprises and Worthington Steel will be better able to serve their respective customers, deliver on their more focused strategic priorities and create superior long-term shareholder value. I want to thank our teams for their hard work successfully executing this separation, and I look forward to seeing all that both companies will accomplish going forward.”

The spin-off distribution was completed at 12:01 a.m. ET on Dec. 1, 2023, to shareholders of record as of the close of business on Nov. 21, 2023 (the “Record Date”). Worthington Enterprises shareholders received one common share of Worthington Steel for every one common share of Worthington Industries they held on the Record Date.

As a more focused company, Worthington Enterprises is a market-leading designer and manufacturer of innovative Building Products, Consumer Products and Sustainable Energy Solutions. Worthington Enterprises is well-positioned to capitalize on key trends in sustainability, technology, remodeling and construction and outdoor living. Worthington Enterprises will continue to pursue a growth strategy focused on leveraging its robust new product pipeline of innovative, sustainable, tech-enabled solutions to disrupt mature markets.

Worthington Steel (NYSE: WS) is a metals processor that partners with customers to deliver highly technical and customized solutions. Worthington Steel’s expertise in carbon flat-roll steel processing, electrical steel lamination and tailor welding are driving steel toward a more sustainable future. As one of the most trusted metals processors in North America, Worthington Steel and its 4,500 employees harness the power of steel to advance customers’ visions. Headquartered in Columbus, Ohio, Worthington Steel operates 31 facilities in seven states and five countries.

Goldman Sachs & Co. LLC served as Worthington’s lead financial advisor and Latham & Watkins LLP served as primary legal counsel.

About Worthington Enterprises

Worthington Enterprises (NYSE: WOR) is a designer and manufacturer of market-leading brands that help enable people to live safer, healthier and more expressive lives. Worthington Enterprises operates with three segments: Building Products, Consumer Products and Sustainable Energy Solutions. Worthington’s emphasis on innovation and transformation extends to building products including water systems, heating and cooling solutions, architectural and acoustical grid ceilings and metal framing and accessories, and consumer products in tools, outdoor living and celebrations categories sold under brand names Coleman®, Bernzomatic®, Balloon Time®, Level5 Tools®, Mag Torch®, Well-X-Trol®, General®, Garden-Weasel®, Pactool International® and Hawkeye™. Worthington Enterprises also serves the growing global hydrogen ecosystem through on-board fueling systems and gas containment solutions.

Founded in 1955 as Worthington Industries, Worthington Enterprises follows a people-first Philosophy with earning money for its shareholders as its first corporate goal. Worthington Enterprises achieves this outcome by empowering its employees to innovate, thrive and grow with leading brands in attractive markets that improve everyday life. Headquartered in Columbus, Ohio, Worthington Enterprises employs approximately 5,000 people throughout North America and Europe. Worthington Enterprises engages deeply with local communities where it has operations through volunteer efforts and The Worthington Companies Foundation, participates actively in workforce development programs and reports annually on its corporate citizenship and sustainability efforts. For more information, visit worthingtonenterprises.com.

Safe Harbor Statement

Worthington Enterprises (“the Company”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements by the Company relating to the separation of Worthington Steel; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; the leadership of each company following the separation; and other non-historical matters constitute “forward-looking statements” within the meaning of the Act. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, our ability to successfully separate the two companies and realize the anticipated benefits of the separation; the risks, uncertainties and impacts related to the COVID-19 pandemic—the duration, extent and severity of which is impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof—and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the effect of conditions in national and worldwide financial markets, including inflation and increases in interest rates, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of Russia’s invasion of Ukraine); the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts, terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation and interest rate increases, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission (“SEC”) and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Act of 2021, and the Dodd-Frank Wall Street Reform and the Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effect of tax laws in the U.S. and potential changes for such laws, which may increase the Company’s costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the SEC, including those described in “Part I—Item 1A.—Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023, and its subsequent filings with the SEC. Forward-looking statements should be construed in the light of such risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company does not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Sonya L. Higginbotham

Senior Vice President

Chief of Corporate Affairs, Communications and Sustainability

614.438.7391

sonya.higginbotham@wthg.com

Marcus A. Rogier

Treasurer and Investor Relations Officer

614.840.4663

marcus.rogier@wthg.com

200 Old Wilson Bridge Rd.

Columbus, Ohio 43085

WorthingtonEnterprises.com

Source: Worthington Enterprises, Inc.